SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 16, 2004

(Date of report)

OLD SECOND BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-10537	36-3143493
(Commission	(IRS Employer
File Number)	Identification No.)

37 South River Street Aurora, Illinois 60507
(Address of principal executive offices)(Zip Code)

(630) 892-0202
(Registrant’s telephone number, including area code)

Item 5.  Other Events

On January 16, 2004, the Registrant announced diluted earnings of 81 cents per share for the fourth quarter of 2003. A copy of the press release distributed by the Registrant is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Financial Statements of Business Acquired.

None.

(b)           Pro Forma Financial Information.

None.

(c)           Exhibits.

99.1         Press Release dated January16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD SECOND BANCORP, INC.
(Registrant)

	By:	/s/ J. Douglas Cheatham
Date: January 16, 2004
J. Douglas Cheatham
Senior Vice President and Chief Financial Officer